UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 1, 2010

ENERGIZER HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

MISSOURI	1-15401	No. 43-1863181
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

533 MARYVILLE UNIVERSITY DRIVE, ST. LOUIS, MO     63141

 (Address of Principal Executive Offices)                         (Zip Code)

(314) 985-2000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

 On November 2, 2010, the Company issued a press release announcing financial and operating results for its fourth fiscal quarter ending September 30, 2010.  This press release, which included the attached unaudited Statement of Earnings for the quarter, is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (or “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On November 1, 2010, the Board of Directors authorized a broad restructuring plan that is expected to result in pre-tax charges in the range of $65 to $85 million over the next twelve months, with the vast majority associated with manufacturing capacity rationalization.  The remaining relates to overhead reductions.  The Board has delegated authority to the company’s management to determine the final plan with respect to these initiatives, which may include employee termination costs (including related pension and benefit costs), accelerated depreciation on certain equipment and other associated costs (including possible asset relocation).  As management has not yet finalized the specific actions to be taken, the company is unable to make a good faith estimate of (i) the amount or range of amounts of each major type of cost that will be incurred, or (ii) the amount or range of amounts of costs that will result in future cash expenditures.

When the company is able to make a good faith estimate of the amount or range of amounts of each major type of cost, and the amount or range of amounts of costs that will result in future cash expenditures, it will file an amendment to this Current Report on Form 8-K and disclose the estimates. Also, once the Company obtains more information, it will disclose a more narrow range of the estimated total costs associated with the restructuring plan.

Annual pretax savings, related primarily to headcount reduction and related manufacturing efficiencies, are expected to be in the range of $25 to $35 million, pre-tax, by the end of fiscal 2012.

Forward-Looking Statements

This document contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect our expectations, estimates or projections concerning future results or events, including, without limitation, our expectations as to anticipated pre-tax restructuring charges and future cost savings. These statements generally can be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “anticipate,” “may,” “could,” “intend,” “intent,” “belief,” “estimate,” “plan,” “likely,” “will,” “should” or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those expressed in or indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved.

The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances.

Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation:

•           the preliminary nature of the estimates related to the restructuring initiatives, and the possibility they may change as the company management develops and finalizes its plans;

•           the company’s ability to timely implement the strategic initiatives in a manner that will positively impact our financial condition and results of operation;

•           the impact of the strategic initiatives on the company’s relationships with its employees, its major customers and vendors;

•           the company’s ability to improve operations and realize cost savings;

The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS

(b)           Mr. Richard A. Liddy, of the Board of Directors of Energizer Holdings, Inc., provided notice to the Company that he is retiring from the Board effective November 5, 2010. Mr. Liddy’s decision to retire was not the result of any disagreement with the Company.

In addition, Mr. John R. Roberts resigned from the Board on November 1, 2010 as a member of the class of directors whose term expires in 2013.  On the same day, immediately following his resignation, Mr. Roberts was elected by the Board as a Director in the class of directors whose term expires in 2011.

The reason for Mr. Roberts’ resignation and subsequent re-election is that, under Missouri law and the Company’s charter documents, a Missouri corporation must keep the Directors in each class of Directors as nearly equal as possible.  Mr. Liddy’s resignation left the classes unbalanced.  Mr. Roberts’ resignation from the class of 2013 and election to the class of 2011 makes each of the three classes equal with 3 directors each.

The Board also fixed the number of directors at nine (9), subject to possible change, until such time as additional directors are duly nominated by the Board and elected.

ITEM 7.01.  REGULATION FD DISCLOSURE.

On November 2, 2010, the Company issued a press release regarding the retirement of Mr. Liddy as a director, a copy of which is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (or “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: November 2, 2010

EXHIBIT INDEX

Exhibit No.

99.1           Fourth Quarter 2010 Earnings Press Release
99.2           Press Release Regarding the Retirement of Richard Liddy